UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 1, 2013, Warner Music Group Corp. (the “Company”) filed a Form 8-K (the “Form 8-K”) related to the completion of the Company’s acquisition of the Parlophone Label Group (“PLG”). This Form 8-K/A has been filed solely for the purpose of amending the Form 8-K to include the information set forth below in Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K with respect to our acquisition of PLG will be filed by amendment within 71 days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K with respect to our acquisition of PLG will be filed by amendment within 71 days after the date this Current Report on Form 8-K must be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel
and Secretary

Date: August 8, 2013

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